UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	2/28/07

ITEM 1.               REPORT TO STOCKHOLDERS

FEBRUARY 28, 2007

Semiannual Report
to Shareholders

DWS International Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Investment Management Agreement Approval

Click here Account Management Resources

Click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 are 1.35%, 2.32%, 2.17% and .84% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days (15 days effective March 12, 2007), which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A shares, Class B shares and Institutional shares and during the 3-year, 5-year and 10-year periods shown for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A shares prior to its inception on August 2, 1999 and for Class B and C shares prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the DWS International Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/07
DWS International Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	10.89%	18.16%	17.41%	13.27%	7.79%
Class B	10.36%	16.97%	16.22%	12.23%	6.88%
Class C	10.46%	17.26%	16.43%	12.35%	6.94%
MSCI EAFE Index+	12.17%	21.07%	19.05%	16.42%	8.07%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 2/28/07
DWS International Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	11.12%	18.62%	17.92%	13.83%	5.06%
MSCI EAFE Index+	12.17%	21.07%	19.05%	16.42%	7.94%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.
‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 2/28/07	$ 61.54	$ 60.98	$ 60.97	$ 61.55
8/31/06	$ 57.01	$ 56.18	$ 56.22	$ 57.10
Distribution Information: Six Months as of 2/28/07: Income Dividends	$ 1.66	$ .98	$ 1.13	$ 1.88
Class A Lipper Rankings — International Large-Cap Core Funds Category as of 2/28/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	109	of	207	53
3-Year	81	of	193	42
5-Year	98	of	173	57

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Fund — Class A [] MSCI EAFE Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/07
DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,137	$15,255	$17,577	$19,949
	Average annual total return	11.37%	15.12%	11.94%	7.15%
Class B	Growth of $10,000	$11,397	$15,498	$17,708	$19,448
	Average annual total return	13.97%	15.72%	12.11%	6.88%
Class C	Growth of $10,000	$11,726	$15,782	$17,897	$19,564
	Average annual total return	17.26%	16.43%	12.35%	6.94%
MSCI EAFE Index+	Growth of $10,000	$12,107	$16,872	$21,387	$21,739
	Average annual total return	21.07%	19.05%	16.42%	8.07%
DWS International Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,186,200	$1,639,700	$1,911,200	$1,355,800
	Average annual total return	18.62%	17.92%	13.83%	5.06%
MSCI EAFE Index+	Growth of $1,000,000	$1,210,700	$1,687,200	$2,138,700	$1,602,000
	Average annual total return	21.07%	19.05%	16.42%	7.94%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 is 1.00% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days (15 days effective March 12, 2007), which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 2/28/07
DWS International Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	11.07%	18.55%	17.82%	13.65%	8.12%
MSCI EAFE Index+	12.17%	21.07%	19.05%	16.42%	8.07%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/28/07	$ 61.81
8/31/06	$ 57.34
Distribution Information: Six Months as of 2/28/07: Income Dividends	$ 1.85
Class S Lipper Rankings — International Large-Cap Core Funds Category as of 2/28/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	99	of	207	48
3-Year	63	of	193	33
5-Year	72	of	173	42
10-Year	18	of	81	22

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS International Fund — Class S [] MSCI EAFE Index+

Yearly periods ended February 28
Comparative Results as of 2/28/07
DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,855	$16,354	$18,957	$21,838
	Average annual total return	18.55%	17.82%	13.65%	8.12%
MSCI EAFE Index+	Growth of $10,000	$12,107	$16,872	$21,387	$21,739
	Average annual total return	21.07%	19.05%	16.42%	8.07%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B, S and Institutional shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2006 to February 28, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 9/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/07	$ 1,108.90	$ 1,103.60	$ 1,104.60	$ 1,110.70	$ 1,111.20
Expenses Paid per $1,000*	$ 6.59	$ 12.15	$ 10.54	$ 4.92	$ 4.34
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 9/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/07	$ 1,018.55	$ 1,013.24	$ 1,014.78	$ 1,020.13	$ 1,020.68
Expenses Paid per $1,000*	$ 6.31	$ 11.63	$ 10.09	$ 4.71	$ 4.16
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS International Fund	1.26%	2.33%	2.02%	.94%	.83%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Matthias Knerr discusses DWS International Fund's strategy and the market environment during the six-month period ended February 28, 2007.

Q: How did the international stock markets perform during the past six months?

A: Stock prices delivered a strong, steady gain during the past six months due to a confluence of positive factors. Global growth remained robust and continued to improve in regions that had lagged the broader world economy in recent years, most notably continental Europe. Strong corporate earnings growth also remained a key pillar of support for equities. Further aiding the boom in the global markets was an abundance of liquidity (in other words, the cash available to be put to work in the financial markets). This led to both a surge in merger and acquisition activity and hearty performance from higher-risk asset classes such as the emerging markets. The reporting period ended on a down note, with concerns about slowing global growth leading to a steep sell-off in the final days of February. Aside from this blemish, the semiannual period was marked by an almost uninterrupted climb for the global equity markets.

In terms of regional returns, Europe outperformed on the strength of a surge in the German stock market. The Nordic region also performed very well, but equities in the UK lagged. The most notable underperformer was Japan, which was weighed down by concerns that the rebound in the country's economy was losing steam. On a sector basis, telecommunications, industrials and utilities were the most significant outperformers, while energy, health care and information technology lagged.

Q: How did the fund perform in this environment?

A: The total return of the fund's Class A shares for the six months ended February 28, 2007, was 10.89%. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 5 through 9 for complete performance information.) The fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, returned 12.17%.1

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: What elements of the fund's positioning helped and hurt performance?

A: First, it is important to note that all of the fund's sector and industry weightings are a residual effect of our individual stock investments. Nevertheless, a variation between the weightings of the fund and those of the index can have an impact on performance. For instance, our individual stock analysis led us to hold an underweight in both Japan and the United Kingdom and, since both markets lagged the MSCI EAFE Index, this proved to be a positive for relative performance.2 However, a negative effect came from holding an underweight in the utilities sector. The fund's lack of a position in Endesa — the Spanish utility that was taken over by Germany's E.ON AG — was the primary reason for the relative performance shortfall in this area.

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In terms of stock selection, our holdings in the consumer staples, telecommunications and health care sectors provided the greatest margin of outperformance relative to the MSCI EAFE Index. On the negative side, the industrials sector was a notable area of underperformance for the fund.

Q: What individual stocks provided the largest contribution to performance?

A: The largest contribution came from the fund's holding in Banca Italease, a leasing and asset securitization company in Italy. Italian companies tend to be asset-rich, with a large amount of property and other assets on their balance sheets. As a result, there is a high level of demand for the securitization of these assets, which in turn brings cash to fund growth. As the country's largest player in this area, Banca Italease has been well-positioned to take advantage of this trend.

Millicom International Cellular SA, one of the fastest-growing cellular telephone companies in the world, was the second-best contributor during the period. Millicom operates in Latin America and Africa, areas where subscribership is low compared with the developed world. The falling cost of cellular handsets has enabled the company to provide inexpensive phones to lower-income people, thereby allowing it to expand its services to a population that has historically been underserved. Due to the company's low cost base, its strong subscription growth has translated to a rapid expansion in earnings. We continue to hold stock in the fund, believing it is still in the early stages of its growth.

A strong contribution also came from the fund's position in Whitbread PLC, the UK operator of pubs, hotels and fitness clubs. The company has been selling its noncore assets and properties to focus on its core hotel and pub business, a move that has been positively received by the market. In addition, Whitbread has a new chief financial officer (CFO) who appears committed to increasing the company's return on capital. Our decision to build a position in Whitbread on the basis of this turnaround story paid off in the most recent period, during which the stock returned over 37%.

Rounding out the list of top contributors was Nokian Renkaat Oyj, the Finnish manufacturer and distributor of winter tires that we cited in the August 2006 annual report as being the largest detractor from performance during the prior year. The company's shares performed poorly in the winter of 2005-2006, when increased price competition and unseasonably mild weather in the Nordic region weighed on its earnings. Both of these problems have since been alleviated, allowing the share price to better reflect the company's solid niche business and its expansion into the profitable Eastern European and Russian markets.

Q: What stocks detracted from performance?

A: The most significant detractor was Gol-Linhas Aereas Inteligentes SA, the Brazilian discount airliner. Rising competition created downward pricing pressure in the industry, a negative for Gol-Linhas given its high fixed-cost base. While the stock underperformed in the short term, we continue to find the company's long-term market position compelling.

Another area of underperformance for the fund was Japanese financial stocks, particularly Mizuho Financial Group, Inc. and Shinsei Bank Ltd. Bank stocks in Japan came under pressure during the period due to a compression in lending spreads, or, in other words, the difference in the rate they receive on loans and pay out on deposits. Also in Japan, shares of Mitsubishi Corp. — a trading company — underperformed due to the weakness in energy and commodities prices.3 The company also reported a doubling of costs at the Sakhalin-2 oil and gas project, in which it holds a large stake.

3 Shinsei Bank and Mitsubishi Corp. were no longer held as of February 28, 2007.

Q: What are some new opportunities that you have found in recent months?

A: Four stocks appear in the top 20 holdings that are new to the fund: AMEC PLC, 3i Group PLC, KBC Groep NV and Shopper's Drug Mart Corp.

AMEC is a UK-based energy and commodities company that in the past has been poorly managed, but now is being led by a new CEO who is restructuring its operations and selling its noncore assets. Our purchase of the stock was based on our view that these efforts will result in higher profit margins in the years ahead.

Our other purchase in the United Kingdom, 3i Group, is a private equity business focused on mid-sized companies. The term "private equity" refers to firms that 1) purchase all of the shares of public companies, thereby taking them private, or 2) buy stakes in private businesses with the goal that they will eventually go public. At the mid-sized company level, there are fewer private equity firms participating than there are within the large-cap arena. This is particularly true in Continental Europe and Asia ex-Japan, where 3i is positioning itself to do a larger percentage of its business. Believing that its strong presence in this part of the private equity market will allow 3i to achieve better returns than its competitors, we made a substantial purchase of its shares during the past six months.

KBC Groep is a Belgium-based bank with significant exposure to central and eastern Europe. Financial services are under-penetrated in theses markets, meaning that there is a better opportunity for growth. Finally, Shopper's Drug Mart is a Canadian drug chain that is growing quickly and, unlike its US counterparts, does not face the same level of competition or the threat posed by the heavy discounting by Wal-Mart.

We believe the fund's investments in these companies, which are not simply the standard international large-cap names — helps illustrate our investment process, which delves deeper into the international markets to find the best opportunities to invest in fast-growing, reasonably valued stocks.

Q: How do you see the overall market environment affecting the fund in the months ahead?

A: The United States has carried the world economy on its back for much of this decade. Now, with US growth appearing to slow, the most important question for the global equity markets is whether the rest of the world can pick up the slack. So far, the signs on this front are positive. Looking first at Japan, investors have been concerned by the unsteady nature of the economic recovery. However, the health of corporate Japan is robust due to the weaker yen (which increases the competitiveness of its exports) and the country's proximity to China's booming economy. We believe this is a positive sign that Japanese growth has resumed following over a decade of deflation. We are also encouraged by developments in continental Europe, where the export-driven economy of recent years is being augmented by improving domestic consumption. Growth has also resumed in the United Kingdom despite the downturn in its housing market during 2005. Perhaps most notably, the emerging markets economies have delivered stellar growth on the strength of rising export growth, higher commodity prices and the emergence of a middle class.

Despite this positive backdrop, valuations remain reasonable and the international asset class, as a whole, trades at a lower valuation than the United States. At the close of the reporting period, the price-to-earnings ratio for the MSCI EAFE Index was 14.9 times earnings, compared with 16.2 times for the S&P 500 Index. In addition, dividends are more attractive in the overseas markets: The yield on the MSCI EAFE Index is 2.54%, versus 1.88% for the S&P 500.

Overall, we believe the combination of strong underlying fundamentals and attractive valuations creates a favorable environment for individual stock selection. If the correction of late February is a harbinger of increased market volatility in the months ahead, we intend to take advantage of lower prices to add to the fund's holdings in companies with strong brands, higher-return underlying business, and competitive advantages in the form of their geographic exposure or superior technologies.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	2/28/07	8/31/06

Common Stocks	97%	96%
Preferred Stocks	2%	2%
Cash Equivalents	1%	2%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	2/28/07	8/31/06

Europe (excluding United Kingdom)	55%	53%
United Kingdom	18%	19%
Japan	16%	21%
Pacific Basin	7%	3%
Latin America	4%	4%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	2/28/07	8/31/06

Financials	34%	34%
Consumer Discretionary	15%	11%
Health Care	9%	11%
Consumer Staples	9%	7%
Industrials	8%	9%
Information Technology	6%	5%
Telecommunication Services	6%	3%
Energy	5%	8%
Materials	5%	9%
Utilities	3%	3%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2007 (24.0% of Net Assets)
1. Canon, Inc. Producer of visual image and information equipment	Japan	3.6%
2. KBC Groep NV Attracts deposits and offers banking and insurance services	Belgium	2.8%
3. AMEC PLC Operates hotels, inns and resorts throughout Europe	United Kingdom	2.7%
4. Societe Generale Provides various banking services	France	2.5%
5. Hypo Real Estate Holding AG Provider of large financing volume and complex real estate projects	Germany	2.3%
6. Total SA Produces, refines, transports and markets oil and natural gas	France	2.2%
7. UniCredito Italiano SpA Provider of commercial banking services	Italy	2.2%
8. UBS AG Provider of wealth management, investment banking and asset management services	Switzerland	2.0%
9. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	1.9%
10. Royal Numico NV Develops, manufactures and markets baby food and clinical nutritional products.	Netherlands	1.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 97.2%
Australia 1.3%
Australia & New Zealand Banking Group Ltd. (cost $16,382,289)	1,017,298	23,512,366
Austria 1.0%
Erste Bank der oesterreichischen Sparkassen AG (Cost $15,064,994)	251,531	18,642,321
Belgium 4.1%
InBev NV	342,900	22,668,465
KBC Groep NV (a)	410,400	49,785,765
(Cost $66,881,121)		72,454,230
Brazil 2.0%
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	481,900	13,700,417
Petroleo Brasileiro SA (ADR)	253,130	22,882,952
(Cost $27,623,477)		36,583,369
Canada 1.7%
Shoppers Drug Mart Corp. (Cost $29,093,935)	683,400	29,834,477
China 0.5%
Shanghai Electric Group Co., Ltd. "H" (Cost $7,445,919)	18,441,300	8,575,889
Denmark 0.7%
Novo Nordisk AS "B" (Cost $8,486,325)	138,000	11,869,208
Finland 1.8%
Fortum Oyj	469,500	12,926,694
Nokian Renkaat Oyj (a)	824,210	20,074,215
(Cost $20,864,462)		33,000,909
France 4.8%
Societe Generale	269,571	45,289,627
Total SA	591,466	39,751,698
(Cost $54,343,093)		85,041,325
Germany 9.9%
BASF AG (a)	158,123	16,084,736
Bayer AG (a)	442,600	25,435,175
Commerzbank AG (a)	108,290	4,470,338
Continental AG (a)	91,978	11,474,000
E.ON AG (a)	236,114	30,946,606
Fresenius Medical Care AG & Co. (a)	101,627	14,408,962
Hypo Real Estate Holding AG (a)	643,671	40,769,394
Merck KGaA (a)	179,572	22,340,470
Stada Arzneimittel AG (a)	198,134	11,389,211
(Cost $103,100,245)		177,318,892
Greece 2.8%
Alpha Bank AE	447,526	13,818,760
Hellenic Telecommunications Organization SA*	619,920	16,847,998
National Bank of Greece SA	361,000	18,699,690
(Cost $28,408,179)		49,366,448
Hong Kong 2.7%
Cheung Kong (Holdings) Ltd.	2,274,000	27,930,534
Esprit Holdings Ltd.	1,989,500	20,793,213
(Cost $51,653,607)		48,723,747
Indonesia 0.5%
PT Telekomunikasi Indonesia (ADR) (Cost $9,169,902)	211,900	8,569,236
Ireland 1.2%
Anglo Irish Bank Corp. PLC (Cost $13,014,568)	987,810	20,978,278
Italy 3.5%
Banca Italease (a)	345,280	23,611,978
UniCredito Italiano SpA	4,161,800	38,469,583
(Cost $44,954,996)		62,081,561
Japan 15.6%
Canon, Inc.	1,197,700	64,770,685
Daito Trust Construction Co., Ltd.	415,900	20,167,610
Eisai Co., Ltd.	363,000	18,493,542
Komatsu Ltd.	1,003,000	22,194,822
Mitsui Fudosan Co., Ltd.	811,000	22,300,266
Mizuho Financial Group, Inc.	3,214	22,460,342
ORIX Corp.	83,850	23,289,085
Sumitomo Corp.	506,000	9,057,393
Suzuki Motor Corp.	828,000	22,662,306
Toyota Motor Corp.	505,800	33,082,479
Yamaha Motor Co., Ltd.	674,000	19,969,726
(Cost $198,336,043)		278,448,256
Korea 0.7%
Samsung Electronics Co., Ltd. (Cost $2,946,451)	20,781	12,589,332
Luxembourg 0.6%
Millicom International Cellular SA* (Cost $5,268,722)	152,700	10,979,130
Mexico 1.6%
Fomento Economico Mexicano SA de CV (ADR) (Units)	118,500	13,070,550
Grupo Financiero Banorte SA de CV "O"	3,847,800	14,923,572
(Cost $22,940,806)		27,994,122
Netherlands 3.8%
Heineken NV	180,800	8,895,814
ING Groep NV (CVA)	651,400	27,833,987
Royal Numico NV	616,700	31,774,721
(Cost $66,559,661)		68,504,522
New Zealand 0.3%
Fletcher Building Ltd. (Cost $4,681,998)	613,000	4,606,059
Norway 1.3%
Statoil ASA (a) (Cost $24,352,425)	898,000	22,944,580
Pakistan 0.3%
MCB Bank Ltd. (GDR) 144A (Cost $4,449,604)	250,148	5,128,034
Philippines 0.5%
Philippine Long Distance Telephone Co. (ADR) (a) (Cost $9,016,560)	182,700	8,952,300
Singapore 0.4%
Singapore Telecommunications Ltd. (Cost $7,972,895)	3,730,000	7,769,616
Spain 1.5%
Telefonica SA (Cost $22,849,351)	1,231,422	26,479,668
Sweden 4.6%
Atlas Copco AB "B"	714,100	21,197,991
Rezidor Hotel Group AB*	2,014,600	15,481,428
Swedish Match AB	856,000	14,783,795
Tele2 AB "B"	708,200	10,637,566
Telefonaktiebolaget LM Ericsson "B"	5,340,300	19,116,660
(Cost $77,359,170)		81,217,440
Switzerland 8.6%
Compagnie Financiere Richemont AG "A" (Unit)	434,134	23,913,363
Lonza Group AG (Registered)	187,055	16,648,145
Nestle SA (Registered)	52,486	19,540,485
Novartis AG (Registered) (a)	532,286	29,569,252
Roche Holding AG (Genusschein)	155,139	27,622,614
UBS AG (Registered) (a)	607,902	35,885,748
(Cost $104,345,048)		153,179,607
Taiwan 1.0%
Hon Hai Precision Industry Co., Ltd. (Cost $12,510,728)	2,690,323	18,352,282
Turkey 0.0%
Turkiye Is Bankasi "C" (Cost $3)	1	4
United Kingdom 17.9%
3i Group PLC	1,247,849	27,293,181
AMEC PLC	5,441,543	49,089,724
Aviva PLC	1,277,889	20,482,207
Barclays PLC	1,033,720	14,977,314
BHP Billiton PLC	998,105	20,113,888
BP PLC	1,022,094	10,499,081
Capita Group PLC	1,542,033	19,583,361
Greene King PLC	1,037,408	21,828,004
Hammerson PLC	579,560	17,427,728
Informa PLC	1,149,795	12,757,619
Prudential PLC	1,410,011	18,676,335
Shire PLC	880,832	18,615,426
Standard Chartered PLC	670,777	18,760,058
Tesco PLC	2,419,631	20,490,643
Vodafone Group PLC	3,081,653	8,538,733
Whitbread PLC	634,431	20,467,391
(Cost $263,299,655)		319,600,693
Total Common Stocks (Cost $1,323,376,232)		1,733,297,901

Preferred Stocks 2.1%
Germany
Fresenius AG (a)	140,919	10,442,177
Porsche AG (a)	20,470	26,790,556
Total Preferred Stocks (Cost $29,069,052)		37,232,733

Rights 0.0%
Germany
Merck KGaA* (Cost $10)	7	14

Securities Lending Collateral 17.9%
Daily Assets Fund Institutional, 5.34% (b) (c) (Cost $319,787,040)	319,787,040	319,787,040

Cash Equivalents 0.6%
Cash Management QP Trust, 5.31% (d) (Cost $10,209,607)	10,209,607	10,209,607
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,682,441,941)+	117.8	2,100,527,295
Other Assets and Liabilities, Net	(17.8)	(317,641,517)
Net Assets	100.0	1,782,885,778
* Non-income producing security.
+ The cost for federal income tax purposes was $1,705,829,667. At February 28, 2007, net unrealized appreciation for all securities based on tax cost was $394,697,628. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $431,345,726 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $36,648,098.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at February 28, 2007 amounted to $304,752,936 which is 17.1% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Asndelen

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,352,445,294) — including $304,752,936 of securities loaned	$ 1,770,530,648
Investment in Daily Assets Fund Institutional (cost $319,787,040)*	319,787,040
Investment in Cash Management QP Trust (cost $10,209,607)	10,209,607
Total investments in securities, at value (cost $1,682,441,941)	2,100,527,295
Foreign currency, at value (cost $7,142,092)	7,155,625
Dividends receivable	1,054,208
Interest receivable	158,154
Receivable for Fund shares sold	1,013,670
Foreign taxes recoverable	408,655
Other assets	46,929
Total assets	2,110,364,536
Liabilities
Payable upon return of securities loaned	319,787,040
Payable for investments purchased	1,201,856
Payable for Fund shares redeemed	3,836,802
Accrued management fee	837,699
Other accrued expenses and payables	1,815,361
Total liabilities	327,478,758
Net assets, at value	$ 1,782,885,778
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(30,319,674)
Net unrealized appreciation (depreciation) on: Investments	418,085,354
Foreign currency related transactions	59,331
Accumulated net realized gain (loss)	(552,278,753)
Paid-in capital	1,947,339,520
Net assets, at value	$ 1,782,885,778
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($257,914,654 ÷ 4,191,071 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 61.54
Maximum offering price per share (100 ÷ 94.25 of $61.54)	$ 65.29

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($25,907,229 ÷ 424,830 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 60.98

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($23,517,189 ÷ 385,706 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 60.97
Class S Net Asset Value, offering and redemption price(a) per share ($1,454,554,972 ÷ 23,533,695 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 61.81
Institutional Class Net Asset Value, offering and redemption price(a) per share ($20,991,734 ÷ 341,078 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 61.55
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $374,095)	$ 9,319,827
Interest — Cash Management QP Trust	1,274,864
Interest	204,076
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	314,385
Total Income	11,113,152
Expenses: Management fee	5,182,887
Administration fee	878,455
Services to shareholders	1,716,410
Custodian fee	332,720
Distribution service fees	545,599
Auditing	49,190
Legal	28,362
Directors' fees and expenses	27,440
Reports to shareholders	127,325
Registration fees	53,852
Other	66,933
Total expenses before expense reductions	9,009,173
Expense reductions	(35,178)
Total expenses after expense reductions	8,973,995
Net investment income (loss)	2,139,157
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $149,704)	221,163,799
Foreign currency related transactions (includes foreign tax refund of $776,933)	486,151
Net increase from payments by affiliates and gain (losses) realized on a trade executed incorrectly	—
221,649,950
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign tax credit of $8,975)	(39,218,825)
Foreign currency related transactions	26,032
(39,192,793)
Net gain (loss) on investment transactions	182,457,157
Net increase (decrease) in net assets resulting from operations	$ 184,596,314

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
Operations: Net investment income (loss)	$ 2,139,157	$ 38,616,612
Net realized gain (loss) on investment transactions	221,649,950	309,521,863
Net unrealized appreciation (depreciation) during the period on investment transactions	(39,192,793)	(13,291,014)
Net increase (decrease) in net assets resulting from operations	184,596,314	334,847,461
Distributions to shareholders from: Net investment income: Class A	(6,826,031)	(3,830,201)
Class B	(441,052)	(213,541)
Class C	(429,721)	(178,554)
Class AARP	—	(491,370)
Class S	(43,838,461)	(27,162,547)
Institutional Class	(762,196)	(117,685)
Fund share transactions: Proceeds from shares sold	77,561,036	152,906,437
Reinvestment of distributions	47,859,967	29,508,984
Cost of shares redeemed	(165,337,404)	(383,900,323)
Redemption fees	8,146	37,431
Net increase (decrease) in net assets from Fund share transactions	(39,908,255)	(201,447,471)
Increase (decrease) in net assets	92,390,598	101,406,092
Net assets at beginning of period	1,690,495,180	1,589,089,088
Net assets at end of period (including accumulated distributions in excess of net investment income of $30,319,674 and undistributed net investment income of $19,838,630, respectively)	$ 1,782,885,778	$ 1,690,495,180

Financial Highlights

Class A Years Ended August 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 57.01	$ 47.44	$ 37.86	$ 33.18	$ 32.35	$ 40.03
Income (loss) from investment operations: Net investment income (loss)[b]	.01	1.13[f]	.56	.16	.26	.10
Net realized and unrealized gain (loss) on investment transactions	6.18	9.31	9.48	4.82	.79	(7.76)
Total from investment operations	6.19	10.44	10.04	4.98	1.05	(7.66)
Less distributions from: Net investment income	(1.66)	(.87)	(.46)	(.30)	(.22)	(.02)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 61.54	$ 57.01	$ 47.44	$ 37.86	$ 33.18	$ 32.35
Total Return (%)[c]	10.89d**	22.24[d]	26.63	15.06	3.28	(19.13)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	258	241	219	192	204	218
Ratio of expenses before expense reductions (%)	1.26*	1.32	1.33	1.55	1.49	1.31[e]
Ratio of expenses after expense reductions (%)	1.26*	1.30	1.33	1.55	1.49	1.31[e]
Ratio of net investment income (loss) (%)	.01[g]	2.16[f]	1.28	.41	.84	.28
Portfolio turnover rate (%)	123*	76	57	82	104	105
[a] For the six months ended February 28, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 1.33%.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
[g] The ratio for the six months ended February 28, 2007 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended August 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 56.18	$ 46.74	$ 37.36	$ 32.74	$ 31.95	$ 39.83
Income (loss) from investment operations: Net investment income (loss)[b]	(.30)	.51[f]	.13	(.14)	.03	(.17)
Net realized and unrealized gain (loss) on investment transactions	6.08	9.26	9.31	4.77	.76	(7.71)
Total from investment operations	5.78	9.77	9.44	4.63	.79	(7.88)
Less distributions from: Net investment income	(.98)	(.33)	(.06)	(.01)	—	—
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 60.98	$ 56.18	$ 46.74	$ 37.36	$ 32.74	$ 31.95
Total Return (%)[c]	10.36d**	20.92[d]	25.21[d]	14.19[d]	2.47	(19.78)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	28	33	40	47	60
Ratio of expenses before expense reductions (%)	2.36*	2.42	2.62	2.49	2.27	2.08[e]
Ratio of expenses after expense reductions (%)	2.33*	2.35	2.37	2.37	2.27	2.08[e]
Ratio of net investment income (loss) (%)	(.52)[g]	1.00[f]	.24	(.41)	.06	(.49)
Portfolio turnover rate (%)	123*	76	57	82	104	105
[a] For the six months ended February 28, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 2.13%.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
[g] The ratio for the six months ended February 28, 2007 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 56.22	$ 46.74	$ 37.35	$ 32.74	$ 31.94	$ 39.82
Income (loss) from investment operations: Net investment income (loss)[b]	(.21)	.67[e]	.18	(.14)	.03	(.17)
Net realized and unrealized gain (loss) on investment transactions	6.09	9.21	9.32	4.76	.77	(7.71)
Total from investment operations	5.88	9.88	9.50	4.62	.80	(7.88)
Less distributions from: Net investment income	(1.13)	(.40)	(.11)	(.01)	—	—
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 60.97	$ 56.22	$ 46.74	$ 37.35	$ 32.74	$ 31.94
Total Return (%)[c]	10.46**	21.26	25.44	14.17[d]	2.50	(19.79)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	23	22	22	22	24
Ratio of expenses before expense reductions (%)	2.02*	2.11	2.24	2.38	2.26	2.11
Ratio of expenses after expense reductions (%)	2.02*	2.11	2.24	2.36	2.26	2.11
Ratio of net investment income (loss) (%)	(.37)[f]	1.31[e]	.37	(.40)	.07	(.52)
Portfolio turnover rate (%)	123*	76	57	82	104	105
[a] For the six months ended February 28, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
[f] The ratio for the six months ended February 28, 2007 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 57.34	$ 47.74	$ 38.10	$ 33.36	$ 32.51	$ 40.24
Income (loss) from investment operations: Net investment income[b]	.10	1.28[d]	.71	.30	.35	.19
Net realized and unrealized gain (loss) on investment transactions	6.22	9.37	9.54	4.86	.80	(7.80)
Total from investment operations	6.32	10.65	10.25	5.16	1.15	(7.61)
Less distributions from: Net investment income	(1.85)	(1.05)	(.61)	(.42)	(.30)	(.12)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 61.81	$ 57.34	$ 47.74	$ 38.10	$ 33.36	$ 32.51
Total Return (%)	11.07c**	22.61[c]	27.06	15.49[c]	3.62	(18.94)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,455	1,390	1,278	1,273	1,444	1,872
Ratio of expenses before expense reductions (%)	.95*	1.02	.98	1.23	1.18	1.06
Ratio of expenses after expense reductions (%)	.94*	1.01	.98	1.17	1.18	1.06
Ratio of net investment income (%)	.16[e]	2.40[d]	1.63	.79	1.15	.53
Portfolio turnover rate (%)	123*	76	57	82	104	105
[a] For the six months ended February 28, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
[e] The ratio for the six months ended February 28, 2007 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 57.10	$ 47.58	$ 37.99	$ 33.28	$ 32.42	$ 40.13
Income (loss) from investment operations: Net investment income[b]	.13	1.52	.76	.39	.43	.28
Net realized and unrealized gain (loss) on investment transactions	6.20	9.12	9.51	4.84	.80	(7.79)
Total from investment operations	6.33	10.64	10.27	5.23	1.23	(7.51)
Less distributions from: Net investment income	(1.88)	(1.12)	(.68)	(.52)	(.37)	(.20)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 61.55	$ 57.10	$ 47.58	$ 37.99	$ 33.28	$ 32.42
Total Return (%)	11.12c**	22.65[c]	27.18	15.77[c]	3.90	(18.76)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	8	9	8	21	16
Ratio of expenses before expense reductions (%)	.83*	.98	.85	.96	.92	.83
Ratio of expenses after expense reductions (%)	.83*	.96	.85	.94	.92	.83
Ratio of net investment income (%)	.22[e]	2.87[d]	1.76	1.02	1.41	.76
Portfolio turnover rate (%)	123*	76	57	82	104	105
[a] For the six months ended February 28, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
[e] The ratio for the six months ended February 28, 2007 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS International Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund currently has multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 28, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $773,616,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010 ($311,201,000) and August 31, 2011 ($462,415,000) the respective expiration dates, whichever occurs first.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days (15 days effective March 12, 2007) of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $1,043,545,701 and $1,085,075,156, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $6 billion of the Fund's average daily net assets	.590%
Next $1 billion of such net assets	.540%
Over $7 billion of such net assets	.515%

Accordingly, for the six months ended February 28, 2007, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.59% of the Fund's average daily net assets.

For the period from September 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses, such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.26%
Class B	2.25%
Class C	2.10%
Class S	.94%
Institutional Class	.88%

For Class S shares, effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 1.00%.

Administration Fee. Pursuant to the Administrative Services Agreement with the Advisor, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2007, the Advisor received an Administration Fee of $878,455, of which $141,970 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SCC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended February 28, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2007
Class A	$ 279,773	$ 270	$ 150,036
Class B	78,082	5,350	59,701
Class C	25,645	—	21,298
Class S	807,953	29,399	428,137
Institutional Class	3,674	159	2,454
	$ 1,195,127	$ 35,178	$ 661,626

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2007
Class B	$ 102,204	$ 18,350
Class C	86,354	14,955
	$ 188,558	$ 33,305

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2007	Annualized Effective Rate
Class A	$ 295,292	$ 47,706.24%
Class B	33,524	6,128.25%
Class C	28,225	2,416.25%
	$ 357,041	$ 56,250

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2007 aggregated $8,994.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2007, the CDSC for Class B and C shares aggregated $29,525 and $35, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2007, DWS-SDI received $34 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2007, the amount charged to the Fund by DIMA included in reports to shareholders aggregated $20,980, of which $8,620 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2007		Year Ended August 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	333,793	$ 20,138,752	863,751	$ 45,836,447
Class B	28,240	1,682,763	94,812	4,918,013
Class C	35,282	2,111,591	90,126	4,707,899
Class AARP*	—	—	83,055	4,490,357
Class S	590,061	35,841,001	1,629,654	86,488,773
Institutional Class	297,303	17,786,929	122,336	6,464,948
		$ 77,561,036		$ 152,906,437
Shares issued to shareholders in reinvestment of distributions
Class A	105,851	$ 6,436,848	72,043	$ 3,631,717
Class B	7,153	431,983	4,154	207,751
Class C	6,625	399,679	3,339	166,870
Class AARP*	—	—	9,002	455,434
Class S	656,962	40,107,558	492,678	24,929,527
Institutional Class	7,961	483,899	2,336	117,685
		$ 47,859,967		$ 29,508,984
Shares redeemed
Class A	(484,563)	$ (29,182,718)	(1,314,465)	$ (68,658,579)
Class B	(115,904)	(6,851,667)	(310,108)	(16,112,169)
Class C	(63,465)	(3,754,784)	(165,557)	(8,579,993)
Class AARP*	—	—	(87,607)	(4,620,492)
Class S	(1,949,881)	(119,028,117)	(5,235,374)	(277,376,864)
Institutional Class	(105,579)	(6,520,118)	(168,445)	(8,552,226)
		$ (165,337,404)		$ (383,900,323)
Shares converted*
Class AARP	—	—	(573,428)	(30,188,152)
Class S	—	—	572,613	30,188,152
		$ —		$ —
Redemption fees		$ 8,146		$ 37,431
Net increase (decrease)
Class A	(44,919)	$ (2,604,715)	(378,671)	$ (19,173,281)
Class B	(80,511)	(4,736,642)	(211,142)	(10,984,802)
Class C	(21,558)	(1,243,514)	(72,092)	(3,705,161)
Class AARP*	—	—	(568,978)	(29,862,398)
Class S	(702,858)	(43,074,823)	(2,540,429)	(135,752,236)
Institutional Class	199,685	11,751,439	(43,773)	(1,969,593)
		$ (39,908,255)		$ (201,447,471)
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into Class S shares of the Fund. The conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

F. Payments made by Affiliates

During the six months ended February 28, 2007, the Advisor has agreed to fully reimburse the Fund $50,887 for losses incurred on trades executed incorrectly. The amount of these losses was less than $0.01 per share, thus having no impact on the Fund's total return.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DIMA in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Directors followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class S shares) was in the 1st quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one-year period ended June 30, 2006 and has underperformed its benchmark in the three- and five-year periods ended June 30, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SUIIX
CUSIP Number	23337R-858	23337R-841	23337R-833	23337R-791
Fund Number	468	668	768	1468
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCINX
Fund Number	2068

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 24, 2007